AMENDMENT NO. 2
This Amendment No. 2 dated as of March 18, 2002
("Agreement") is among Global Industries, Ltd., a Louisiana corporation ("Company"), and Global Offshore Mexico, S. de. R.L. de C.V. ("Mexican Borrower"; which, with the Company, are referred to as the "Borrowers"); the Lenders (as defined below) executing this Agreement; and Bank One, NA, as administrative agent for the Lenders ("Administrative Agent").
INTRODUCTION
A. The Borrowers, the Lenders, and the Administrative
Agent are parties to the First Amended and Restated Credit Agreement dated as of August 7, 2001, as amended by Amendment No. 1 dated as of November 30, 2001 (as amended and restated, the "Credit Agreement").
B. The Borrowers, the Lenders, and the Administrative
Agent desire to amend the Credit Agreement in certain respects as set forth herein.
THEREFORE, the Borrowers, the Lenders, and the
Administrative Agent hereby agree as follows:
Section 1.  Definitions; References.  Unless otherwise defined in this Agreement, terms used in this Agreement which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.
Section 2.  Amendments.  The Credit Agreement is amended as
follows:
(a) Section 5.13(d) of the Credit Agreement is deleted in
its entirety.
(b) Section 6.01 of the Credit Agreement is amended by
deleting "and" at the end of paragraph (j), adding "and" at the end of paragraph (k), and adding the following new paragraph (l):
(l)	Provided that the Term Loan has been paid in
full, Liens on the Collateral securing Debt under a
364-day facility not to exceed $50,000,000.
(c) Section 6.02(l) of the Credit Agreement is amended in
its entirety to read as follows:
(l)	unsecured obligations other than Permitted
Bond Obligations in respect of (i) standby letters of
credit, bonds (other than surety bonds) and guaranties
issued for the account of the Company or any of its
Subsidiaries in the ordinary course of business with an
aggregate face amount outstanding at any time not to
exceed $50,000,000 or its Equivalent Amount in another
currency, or (ii) surety bonds issued for the account
of the Company or any of its Subsidiaries in the
ordinary course of business with an aggregate face
amount outstanding at any time not to exceed
$150,000,000 or its Equivalent Amount in another
currency;
(d) Section 6.02 of the Credit Agreement is amended by
deleting "and" at the end of paragraph (n), adding "and" at the end of paragraph (o), and adding the following new paragraph (p):
(p)	Provided that the Term Loan has been paid in
full, Debt of the Company and its Subsidiaries under a
364-day facility not to exceed $50,000,000.
(e) The Minimum Net Worth covenant in Section 6.11 is
amended in its entirety to read as follows:
Section 6.11.	Minimum Net Worth.  The Company
shall not permit Consolidated Net Worth as of the last
day of any fiscal quarter to be less than
(a) up to, but not including, June 30, 2002: (i)
$345,000,000.00 plus (ii) 50% of its Consolidated Net
Income for each fiscal quarter beginning with the
fiscal quarter ending on December 31, 1999, during
which Consolidated Net Income is positive, but without
reductions for any fiscal quarters during which
Consolidated Net Income is negative plus (iii) 100% of
the Net Cash Proceeds from any Equity Issuance on and
after January 1, 2000 plus (iv) without duplication of
the preceding clause (iii), 100% of any increase in
Consolidated Net Worth from the conversion of any Debt
to equity, the issuance of any capital stock, warrants
or options to purchase capital stock or other equity
interest, and any other transaction the effect of which
is to increase Consolidated Net Worth; or
(b) at June 30, 2002 and thereafter: (i)
$440,000,000.00 plus (ii) 50% of its Consolidated Net
Income for each fiscal quarter beginning with the
fiscal quarter ending on December 31, 2002, during
which Consolidated Net Income is positive, but without
reductions for any fiscal quarters during which
Consolidated Net Income is negative plus (iii) 100% of
the Net Cash Proceeds from any Equity Issuance on and
after June 30, 2002 plus (iv) without duplication of
the preceding clause (iii), 100% of any increase in
Consolidated Net Worth from the conversion of any Debt
to equity, the issuance of any capital stock, warrants
or options to purchase capital stock or other equity
interest, and any other transaction the effect of which
is to increase Consolidated Net Worth.
Section 3. Representations and Warranties. The Borrowers represent and warrant to the Administrative Agent and the Lenders that:
(a) the representations and warranties set forth in the
Credit Agreement are true and correct in all material respects as of the date of this Agreement, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct in all material respects as of such earlier date;
(b) (i) the execution, delivery, and performance of this Agreement have been duly authorized by appropriate proceedings, and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrowers, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and
(c) as of the effectiveness of this Agreement, no Default
or Event of Default has occurred and is continuing.
Section 4.  Effectiveness.  This Agreement shall become
effective and the Credit Agreement shall be amended as provided in this Agreement upon the occurrence of the following conditions precedent:
(a) the Borrowers, the Guarantors, the Administrative
Agent, and the Required Lenders shall have delivered duly and validly executed originals of this Agreement to the Administrative Agent; and
(b) the representations and warranties in this Agreement
shall be true and correct in all material respects; and
(c) Borrowers shall have paid all appropriate arrangement
and amendment fees to the Administrative Agent and the Lenders.
Section 5.  Effect on Loan Documents.
(a) Except as amended herein, the Credit Agreement and the
Credit Documents remain in full force and effect as originally executed and amended heretofore. Nothing herein shall act as a waiver of any of the Administrative Agent's or Lenders' rights under the Credit Documents, as amended, including the waiver of any Event of Default or Default, however denominated.
(b) This Agreement is a Credit Document for the purposes of
the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be an Event of Default or Default under other Credit Documents.
Section 6. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.
Section 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original. EXECUTED as of the date first above written.
GLOBAL INDUSTRIES, LTD.
By:
Name: Timothy W. Miciotto
Title: Senior Vice President &
Chief Financial Officer
GLOBAL OFFSHORE MEXICO, S. DE R.L.
DE C.V.
By:
Name: Russell J. Robicheaux
Title: Director - Attorney in Fact
BANK ONE, NA,
individually and as Administrative
Agent


By:
Name:
Title:

BANK ONE, NA, as Issuing Bank
By:
Name:
Title:

CREDIT LYONNAIS NEW YORK BRANCH


By:
Name:
Title:

WELLS FARGO BANK TEXAS, N.A.


By:
Name:
Title:

WHITNEY NATIONAL BANK


By:
Name:
Title:

CREDIT SUISSE FIRST BOSTON


By:
Name:
Title:
By:
Name:
Title:

HIBERNIA NATIONAL BANK


By:
Name:
Title:

THE FUJI BANK, LIMITED


By:
Name:

Title:



NATEXIS BANQUE BFCE


By:
Name:
Title:
By:
Name:
Title:


MASSACHUSETTS MUTUAL LIFE
INSURANCE


By:
Name:
Title:


TRANSAMERICA EQUIPMENT FINANCIAL
SERVICES CORPORATION


By:
Name:
Title:


ACKNOWLEDGMENT AND CONSENT BY GUARANTORS
Each of the undersigned Guarantors (i) acknowledges its receipt of a copy of and hereby consents to all of the terms and conditions of the foregoing Amendment No. 2 and (ii) reaffirms its obligations under the Guaranties dated as of December 30, 1999, December 31, 1999, or January 26, 2000, as applicable, in favor of Bank One, NA, as Administrative Agent.
GIL HOLDINGS, L.L.C.
GLOBAL INDUSTRIES OFFSHORE, L.L.C.
GLOBAL PIPELINES PLUS, L.L.C.
GLOBAL MOVIBLE OFFSHORE PIPELINES,
L.L.C.
NORMAN OFFSHORE PIPELINES, INC.
GLOBAL DIVERS AND CONTRACTORS, L.L.C.
SUBTEC MIDDLE EAST LTD.


By:
	William J. Dore
	Chief Executive Officer


GLOBAL INDUSTRIES MEXICO HOLDINGS, S. DE
R.L. DE C.V.
GLOBAL VESSELS MEXICO, S. DE R.L. DE
C.V.
GLOBAL INDUSTRIES OFFSHORE SERVICES, S.
DE R.L. DE C.V.
GLOBAL INDUSTRIES SERVICES, S. DE R.L.
DE C.V.


By:
William J. Dore
	Chief Executive Officer


By:
						Peter S. Atkinson
						President


By:
						Russell J. Robicheaux
						Vice President, General Counsel

GLOBAL INTERNATIONAL VESSELS, LTD.


By:
	William J. Dore
	Chief Executive Officer

PIPELINES, INCORPORATED


By:
Name:
Title:




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